                                                                    EXHIBIT 99.8


                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


   CASE NAME:        ERLY Industries, Inc.                                           Petition Date:        09/28/98

                                                                                               CASE NUMBER:            98-21515-C-11


                            MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING APRIL 30, 1999
------------------------------------------------------------------------------------------------------------------------------
                        MONTH              OCTOBER,         NOVEMBER,          DECEMBER,          JANUARY,           FEBRUARY,
                                            1998              1998               1998                1999              1999
------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $40,000           $40,000            $40,000            $40,000            $40,000
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)   $15,384          ($18,756)          ($59,371)           ($9,334)           $11,681
NET INCOME(LOSS) (MOR-6)                   $15,384          ($18,756)          ($59,371)           ($9,334)           $11,681

PAYMENTS TO INSIDERS (MOR-9)               $13,000           $41,200            $12,873            $24,962            $24,961
PAYMENTS TO PROFESSIONALS (MOR-9)           $6,201            $2,562                 $0            $36,360                 $0
TOTAL DISBURSEMENTS (MOR-8)                 $4,048           $64,154            $61,053           $116,910            $85,755

--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                        MONTH                  MARCH, 1999            APRIL,
                                                  1999                 1999
-----------------------------------------------------------------------------
REVENUES (MOR-6)                                 $40,000                  $0
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)       ($118,870)          ($152,737)
NET INCOME(LOSS) (MOR-6)                       ($118,870)          ($152,737)

PAYMENTS TO INSIDERS (MOR-9)                     $24,962             $26,442
PAYMENTS TO PROFESSIONALS (MOR-9)               $133,309                  $0
TOTAL DISBURSEMENTS (MOR-8)                     $158,139            $193,643

-----------------------------------------------------------------------------

------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE                                                  EXPIR
                                                                       DATE
------------------------------------------------------------------------------
CASUALTY                           YES     ( )     NO      (X)          NA
LIABILITY                          YES     (X)     NO      ( )       06/01/99
VEHICLE                            YES     ( )     NO      (X)          NA
WORKERS                            YES     (X)     NO      ( )       02/01/00
OTHER - FOREIGN PACK.              YES     ( )     NO      (X)
------------------------------------------------------------------------------


Are all accounts receivable being collected within terms?                      Unknown               See attachment
                                                                               -------               --------------
Are all post-petition liabilities, including taxes, being paid within terms?                         Yes
Have any pre-petition liabilities been paid?                   No         If so, describe            ---
                                                               ---
Are all funds received being deposited into DIP bank account?                                        Yes
                                                                                                     ---
Were any assets disposed of outside of the normal course of business?                                No
If so, describe.                                                                                     --
Are all U. S. Trustee quarterly fee payments current?                          Yes
                                                                               ---
What is the status of your Plan of Reorganization?                             In Process - Pending
                                                                               --------------------

------------------------------------------------------------------------------
ATTORNEY NAME:                    Matthew Rosenstein, Esq.
FIRM:
ADDRESS:                          711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP                  Corpus Christi,  TX  78475
TELEPHONE:                        512-883-5577

------------------------------------------------------------------------------

MOR-1

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuaracy of that information.

SIGNED:           /s/ Nanette N. Kelley
        _______________________________________________
                      Nanette N. Kelley

TITLE:  _______________________________________________
                         President

CASE NAME: ERLY Industries, Inc.                   CASE NUMBER:    98-21515-C-11


                                                                COMPARATIVE BALANCE SHEETS
-------------------------------------------------------------------------------------------------------------------------------
              ASSETS                          FILING DATE*
                                               09/28/199       OCTOBER, 1998    NOVEMBER, 1998   DECEMBER, 1998   JANUARY, 1999
-------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                       $141,972           $139,572         $177,758         $135,201         $140,722
    ACCOUNTS RECEIVABLE, NET                    241,322            241,322          241,322          238,544          238,544
    INVENTORY: LOWER OF COST OR MARKET                0                  0                0                0                0
    PREPAID EXPENSES                             39,239             39,239           51,239           39,239           39,239
    INVESTMENTS                                       0                  0                0                0                0
    OTHER                                        71,173            111,173           58,240           93,529           54,359
                                           ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            493,706            531,306          528,559          506,513          472,864
                                           ----------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST           11,617,497         11,617,497       11,617,497       11,617,497       11,617,497
    LESS ACCUMULATED DEPRECIATION            (3,129,697)        (3,129,697)      (3,129,697)      (3,129,697)      (3,129,697)
    NET BOOK VALUE OF PP&E                    8,487,800          8,487,800        8,487,800        8,487,800        8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                      0                  0                0                0                0
    INVESTMENTS IN SUBS                     (66,884,551)       (66,884,551)     (66,884,551)     (66,884,551)     (66,884,551)
    DEFERRED BOND COSTS, NET                     78,375             78,375           78,375           78,375           78,375


                                           ----------------------------------------------------------------------------------
    TOTAL ASSETS                           ($57,824,670)      ($57,787,070)    ($57,789,817)    ($57,811,863)    ($57,845,512)
                                           ==================================================================================


------------------------------------------------------------------------------------------------
           ASSETS                            FEBRUARY, 1999     MARCH, 1999         APRIL, 1999
------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                       $124,049             $7,082            $170,402
    ACCOUNTS RECEIVABLE, NET                    235,463            235,463             235,463
    INVENTORY: LOWER OF COST OR MARKET               $0                 $0                  $0
    PREPAID EXPENSES                             39,239             39,239              39,239
    INVESTMENTS                                       0                  0                   0
    OTHER                                        52,004             52,003            (259,747)
                                           -----------------------------------------------------

TOTAL CURRENT ASSETS                            450,755            333,788             185,358
                                           -----------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST           11,617,497         11,617,497          11,617,497
    LESS ACCUMULATED DEPRECIATION            (3,129,697)        (3,129,697)         (3,129,697)
    NET BOOK VALUE OF PP&E                    8,487,800          8,487,800           8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                      0                  0                   0
    INVESTMENTS IN SUBS                     (66,884,551)       (66,884,551)        (66,884,551)
    DEFERRED BOND COSTS, NET                     78,375             78,375              78,375



                                           =====================================================
    TOTAL ASSETS                           ($57,867,621)      ($57,984,588)       ($58,133,018)
                                           =====================================================





    MOR-2

CASE NAME: ERLY Industries, Inc.                    CASE NUMBER:   98-21515-C-11



                                                                 COMPARATIVE BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------------
   LIABILITIES & OWNERS EQUITY                  FILING DATE*
                                                 09/28/1998      OCTOBER, 1998     NOVEMBER, 1998    DECEMBER, 1998    JANUARY 1999
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                  $0           $22,216            $38,225           $75,550          $51,235
                                          ----------------------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                    $6,102,725        $6,102,725         $6,102,725        $6,102,725       $6,102,725
    PRIORITY DEBT                                       0                 0                  0                 0                0
    FEDERAL INCOME TAX                          1,864,285         1,864,285          1,864,285         1,864,285        1,864,285
    FICA/WITHHOLDING                                    0                 0                  0                 0                0
    UNSECURED DEBT                              1,167,204         1,167,204          1,167,204         1,167,204        1,167,204
    OTHER - INTERCO PAYABLES                   13,193,230        13,193,230         13,193,230        13,193,230       13,193,230
                                          ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                              22,327,444        22,349,660         22,365,669        22,402,994       22,378,679
                                          ----------------------------------------------------------------------------------------

OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                     0                 0                  0                 0                0
    COMMON STOCK                                   57,621            57,621             57,621            57,621           57,621
    ADDITIONAL PAID-IN CAPITAL                 33,070,204        33,070,204         33,070,204        33,070,204       33,070,204
    RETAINED EARNINGS: FILING DATE           (113,279,939)     (113,279,939)      (113,279,939)     (113,279,939)    (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                 0            15,384             (3,372)          (62,743)         (72,077)
TOTAL OWNER'S EQUITY (NET WORTH)              (80,152,114)      (80,136,730)       (80,155,486)      (80,214,857)     (80,224,191)
                                          ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & OWNER'S EQUITY           ($57,824,670)     ($57,787,070)      ($57,789,817)     ($57,811,863)    ($57,845,512)
                                          ========================================================================================


------------------------------------------------------------------------------------------------
     LIABILITIES & OWNERS EQUITY                FEBRUARY, 1999     MARCH, 1999      APRIL, 1999
------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                $17,445         $19,248          $23,555
                                          -----------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                       $6,102,725      $6,102,725       $6,102,725
    PRIORITY DEBT                                          0               0                0
    FEDERAL INCOME TAX                             1,864,285       1,864,285        1,864,285
    FICA/WITHHOLDING                                       0               0                0
    UNSECURED DEBT                                 1,167,204       1,167,204        1,167,204
    OTHER - INTERCO PAYABLES                      13,193,230      13,193,230       13,193,230
                                          -----------------------------------------------------
TOTAL LIABILITIES                                 22,344,889      22,346,692       22,350,999
                                          -----------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                        0               0                0
    COMMON STOCK                                      57,621          57,621           57,621
    ADDITIONAL PAID-IN CAPITAL                    33,070,204      33,070,204       33,070,204
    RETAINED EARNINGS: FILING DATE              (113,279,939)   (113,279,939)    (113,279,939)
    RETAINED EARNINGS: POST FILING DATE              (60,396)       (179,166)        (331,903)
TOTAL OWNER'S EQUITY (NET WORTH)                 (80,212,510)    (80,331,280)     (80,484,017)
                                          =====================================================
TOTAL LIABILITIES & OWNER'S EQUITY              ($57,867,621)   ($57,984,588)    ($58,133,018)
                                          =====================================================






    MOR-3

CASE NAME:   ERLY INDUSTRIES, INC.                   CASE NUMBER:  98-21515-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

-------------------------------------------------------------------------------------------------------------------------------
                                            OCTOBER, 1998          NOVEMBER, 1998         DECEMBER, 1998        JANUARY, 1999
-------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                             $3,015                 $20,749                $18,564              $47,722
TAX PAYABLE
      FEDERAL PAYROLL TAXES                            $0                      $0                     $0                   $0
      STATE PAYROLL & SALES TAXES                       0                     276                    553                  552
      AD VALOREM TAXES                                  0                       0                      0                    0
      OTHER TAXES                                       0                       0                      0                    0
                                          -------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                     0                     276                    553                  552
                                          -------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                              0                       0                      0                    0
ACCRUED INTEREST PAYABLE                                0                       0                      0                    0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                 6,201                       0                 36,360                    0
OTHER ACCRUED LIABILITIES:                                                                                                  0
1   DIRECTOR'S FEES (MOR-9)                         3,000                       0                      0                    0
2   ACCRUED PAYROLL FOR NNK (MOR-9)                10,000                  10,000                 10,000                    0
3   ACCRUED OFFICER - CONTRACT (WR)                     0                   7,200                 10,073                2,961
                                          -------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)           $22,216                 $38,225                $75,550              $51,235
                                          =====================================================================================

-------------------------------------------------------------------------------------------------------------
                                           FEBRUARY, 1999             MARCH, 1999             APRIL, 1999
-------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                            $16,617                 $18,143                 $23,279
TAX PAYABLE
      FEDERAL PAYROLL TAXES                            $0                      $0                      $0
      STATE PAYROLL & SALES TAXES                     828                   1,105                     276
      AD VALOREM TAXES                                  0                       0                       0
      OTHER TAXES                                       0                       0                       0
                                          -------------------------------------------------------------------
TOTAL TAXES PAYABLE                                   828                   1,105                     276
                                          -------------------------------------------------------------------
SECURED DEBT POST-PETITION                              0                       0                       0
ACCRUED INTEREST PAYABLE                                0                       0                       0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                     0                       0                       0
OTHER ACCRUED LIABILITIES:                              0                       0                       0
1   DIRECTOR'S FEES (MOR-9)                             0                       0                       0
2   ACCRUED PAYROLL FOR NNK (MOR-9)                     0                       0                       0
3   ACCRUED OFFICER - CONTRACT (WR)                     0                       0                       0
                                          -------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)           $17,445                 $19,248                 $23,555
                                          ===================================================================


MOR-4

CASE NAME:   ERLY Industries, Inc.                   CASE NUMBER:  98-21515-C-11


                      AGING OF POST-PETITION LIABILITIES
                      ----------------------------------
                                  APRIL, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     AD-VALOREM &
        DAYS               TOTAL           TRADE ACCTS          FED TAXES         STATE TAXES        OTHER TAXES          OTHER
---------------------------------------------------------------------------------------------------------------------------------
         0-30            $23,279               $23,279                 $0                $276                 $0             $0
         31-60                $0                     0                  0                   0                  0              0
         61-90                $0                     0                  0                   0                  0              0
          91+                 $0                     0                  0                   0                  0              0
                                       ------------------------------------------------------------------------------------------
         TOTAL           $23,279               $23,279                 $0                $276                 $0             $0
                                       ------------------------------------------------------------------------------------------

                         AGING OF ACCOUNTS RECEIVABLE
                         ----------------------------


----------------------------------------------------------------------------------------------------------------------
        MONTH               OCTOBER, 1998           NOVEMBER, 1998          DECEMBER, 1998          JANUARY, 1999
----------------------------------------------------------------------------------------------------------------------
       0-30 DAYS                       $0                       $0                      $0                     $0
      31-60 DAYS                       $0                       $0                      $0                     $0
      61-90 DAYS                       $0                       $0                      $0                     $0
       91+ DAYS                  $241,322                 $241,322                $238,544               $238,544
                            ------------------------------------------------------------------------------------------
         TOTAL                   $241,322                 $241,322                $238,544               $238,544
                            ------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
     MONTH                          FEBRUARY, 1999           MARCH, 1999            APRIL, 1999
----------------------------------------------------------------------------------------------------
       0-30 DAYS                                $0                     $0                    $0
      31-60 DAYS                                $0                     $0                    $0
      61-90 DAYS                                $0                     $0                    $0
       91+ DAYS                           $235,463               $235,463              $235,463
                                 -------------------------------------------------------------------
         TOTAL                            $235,463               $235,463              $235,463
                                 ===================================================================


MOR-5

CASE NAME: ERLY Industries, Inc.                     CASE NUMBER:  98-21515-C-11

                         STATEMENT OF INCOME OR (LOSS)

----------------------------------------------------------------------------------------------------------------------------------
        MONTH                             OCTOBER, 1998           NOVEMBER, 1998           DECEMBER, 1998          JANUARY, 1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                $40,000                  $40,000                 $40,000                 $40,000
TOTAL COST OF REVENUES                                0                        0                       0                       0
                                           ---------------------------------------------------------------------------------------
GROSS PROFIT                                    $40,000                  $40,000                 $40,000                 $40,000
                                           ---------------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                              $0                       $0                      $0                      $0
    GENERAL & ADMINISTRATIVE                      5,415                   26,229                  38,903                  24,372
    INSIDERS COMPENSATION                        13,000                   29,965                  24,108                  24,962
    PROFESSIONAL FEES                             6,201                    2,562                  36,360                       0
    OTHER (attach list)  SEE FOOTNOTES                0                        0                       0                       0
                                           ---------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         24,616                   58,756                  99,371                  49,334
                                           ---------------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)              $15,384                 ($18,756)               ($59,371)                ($9,334)
                                           ---------------------------------------------------------------------------------------
    INTEREST EXPENSE                                  0                        0                       0                       0
    DEPRECIATION                                      0                        0                       0                       0
    OTHER(INCOME)EXPENSE(MOR-10)                      0                        0                       0                       0
    OTHER ITEMS(MOR-10)                               0                        0                       0                       0
                                           ---------------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                           $0                       $0                      $0                      $0
                                           ---------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                         $15,384                 ($18,756)               ($59,371)                ($9,334)
FEDERAL INCOME TAXES                                 $0                       $0                      $0                      $0
                                           ---------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                       $15,384                 ($18,756)               ($59,371)                ($9,334)
                                           =======================================================================================

----------------------------------------------------------------------------------------------------------------------------------
        MONTH                             FEBRUARY, 1999           MARCH, 1999            APRIL, 1999            FILING TO DATE
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                 $40,000               $40,000                      $0                 $240,000
TOTAL COST OF REVENUES                                 0                     0                       0                       $0
                                           ---------------------------------------------------------------------------------------
GROSS PROFIT                                     $40,000               $40,000                      $0                 $240,000
                                           ---------------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                               $0                    $0                      $0                       $0
    GENERAL & ADMINISTRATIVE                       3,358                20,499                 126,295                 $245,071
    INSIDERS COMPENSATION                         24,961                24,962                  26,442                 $168,400
    PROFESSIONAL FEES                                  0               113,309                       0                 $158,432
    OTHER (attach list)  SEE FOOTNOTES                 0                     0                       0                       $0
                                           ---------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          28,319               158,770                 152,737                  571,903
                                           ---------------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)               $11,681             ($118,770)              ($152,737)               ($331,903)
                                           ---------------------------------------------------------------------------------------
    INTEREST EXPENSE                                   0                     0                       0                       $0
    DEPRECIATION                                       0                     0                       0                       $0
    OTHER(INCOME)EXPENSE(MOR-10)                       0                     0                       0                       $0
    OTHER ITEMS(MOR-10)                                0                     0                       0                       $0
                                           ---------------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                            $0                    $0                      $0                       $0
                                           ---------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                          $11,681             ($118,770)              ($152,737)               ($331,903)
                                           ---------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                                  $0                    $0                      $0                       $0
                                           ---------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                        $11,681             ($118,770)              ($152,737)               ($331,903)
                                           =======================================================================================


MOR-6

CASE NAME: ERLY Industries, Inc.                     CASE NUMBER:  98-21515-C-11


----------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS             OCTOBER, 1998       NOVEMBER, 1998        DECEMBER, 1998       JANUARY, 1999
----------------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                  $141,972             $139,572              $177,758            $135,201
                                            --------------------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                 $      0             $      0              $      0            $      0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                 0              100,000                 9,845              80,000
  4   LOANS & ADVANCES                                  0                    0                     0                   0
  5   SALE OF ASSETS                                    0                    0                     0                   0
  6   OTHER (attach list)                           1,648                2,340                 8,651              47,431
                                            --------------------------------------------------------------------------------
TOTAL RECEIPTS                                      1,648              102,340                18,496             127,431
                                            --------------------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                       0                6,896                 6,896              23,900
  8   PAYROLL TAXES PAID                                0                3,593                 3,593               7,760
  9   SALES, USE & OTHER TAXES PAID                     0                    0                     0                  10
 10   SECURED/RENTAL/LEASES                             0                    0                     0               5,625
 11   UTILITIES                                         0                    0                     0                   0
 12   INSURANCE                                     1,996               10,157                13,359              12,945
 13   INVENTORY PURCHASES                               0                    0                     0                   0
 14   VEHICLE EXPENSE                                   0                    0                     0                   0
 15   TRAVEL & ENTERTAINMENT                            0                   90                 2,722               1,845
 16   REPAIRS, MAINTENANCE & SUPPLIES                   0                    0                     0                   0
 17   ADMINISTRATIVE & SELLING                      1,222                  867                32,588              15,715
 18   OTHER(attach list)                                0               33,538                     0              17,000
                                            --------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                 3,218               55,141                59,158              84,800
                                            --------------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                 0                8,763                     0              36,360
 20   U.S. TRUSTEE FEES                                 0                  250                     0                 750
 21   OTHER REORGANIZATION EXPENSES (attach list)     830                    0                 1,895                   0
                                            --------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                               $ 4,048              $64,154              $ 61,053            $121,910
                                            --------------------------------------------------------------------------------
 22   NET CASH FLOW                                (2,400)              38,186               (42,557)              5,521
                                            ================================================================================
23   CASH - END OF MONTH (MOR-2)                 $139,572             $177,758              $135,201            $140,722
                                            ================================================================================

--------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND DISBURSEMENTS                FEBRUARY, 1999            MARCH, 1999          APRIL, 1999
--------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                     $140,722                 $124,049             $  7,082
                                                 -------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                    $      0                 $      0             $      0
  3   COLLECTION OF ACCOUNTS RECEIVABLE               43,081                   40,000              351,751
  4   LOANS & ADVANCES                                     0                        0                  360
  5   SALE OF ASSETS                                       0                        0                    0
  6   OTHER (attach list)                             26,002                    1,172                4,853
                                                 -------------------------------------------------------------
TOTAL RECEIPTS                                        69,083                   41,172              356,963
                                                 -------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                      6,913                    6,913                6,913
  8   PAYROLL TAXES PAID                               3,575                    3,575                4,736
  9   SALES, USE & OTHER TAXES PAID                        0                       $0                    0
 10   SECURED/RENTAL/LEASES                                0                        0                    0
 11   UTILITIES                                            0                        0                    0
 12   INSURANCE                                       12,564                    3,760              107,915
 13   INVENTORY PURCHASES                                  0                 $      0             $      0
 14   VEHICLE EXPENSE                                      0                        0                    0
 15   TRAVEL & ENTERTAINMENT                               0                    1,575                    0
 16   REPAIRS, MAINTENANCE & SUPPLIES                      0                        0                    0
 17   ADMINISTRATIVE & SELLING                        18,817                   16,095               18,328
 18   OTHER(attach list)                              43,887                   12,000               52,000
                                                 -------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                   85,756                   43,919              189,893
                                                 -------------------------------------------------------------
 19   PROFESSIONAL FEES                                    0                  113,309                    0
 20   U.S. TRUSTEE FEES                                    0                      912                3,750
 21   OTHER REORGANIZATION EXPENSES (attach list)          0                        0                    0
                                                 -------------------------------------------------------------
TOTAL DISBURSEMENTS                                 $ 85,756                $ 158,139             $193,643
                                                 -------------------------------------------------------------
 22   NET CASH FLOW                                  (16,673)                (116,967)             163,320
                                                 =============================================================
 23   CASH - END OF MONTH (MOR-2)                   $124,049                $   7,082             $170,402
                                                 =============================================================


MOR-7

CASE NAME:  ERLY Industries, Inc.                    CASE NUMBER:  98-21515-C-11

                          CASH ACCOUNT RECONCILIATION
                             MONTH OF APRIL , 1999

-------------------------------------------------------------------------------------------------------------------------------
BANK NAME                                                                                                         BANK ONE,
                                UNION PLANTERS BANK            BANK OF AMERICA         BANK OF AMERICA           ARIZONA, NA
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                      9500013041                   00991-06046            03445-09141               2357-0372
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                        OPERATING                      PAYROLL               OPERATING                OPERATING
-------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                        $182,186                       CLOSED                 CLOSED                   CLOSED
DEPOSIT IN TRANSIT                         0                            0                      0                        0
OUTSTANDING CHECKS                    11,783                            0                      0                        0
-------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE               $170,402                       $    0                 $    0                   $    0
===============================================================================================================================
BEGINNING CASH - PER BOOKS          $  7,082                       $    0                 $    0                   $    0
RECEIPTS                             356,963                            0                      0                        0
TRANSFER BETWEEN ACCOUNTS                  0                            0                      0                        0
CHECKS/OTHER DISBURSEMENTS           193,643                            0                      0                        0
-------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS             $170,402                       $    0                 $    0                   $    0
===============================================================================================================================

-----------------------------------------------------------------------------------
BANK NAME                     WELLS FARGO           PETTY CASH            TOTAL
-----------------------------------------------------------------------------------
ACCOUNT NUMBER                4311854350               NA
-----------------------------------------------------------------------------------
ACCOUNT TYPE                   OPERATING               NA
-----------------------------------------------------------------------------------
BANK BALANCE                    CLOSED               CLOSED             182,186
DEPOSIT IN TRANSIT                   0                                        0
OUTSTANDING CHECKS                   0                                   11,783
===================================================================================
ADJUSTED BANK BALANCE         $      0              $     0            $170,402
===================================================================================
BEGINNING CASH - PER BOOKS    $      0              $     0               7,082
RECEIPTS                             0                    0             356,963
TRANSFER BETWEEN ACCOUNTS            0                    0                   0
CHECKS/OTHER DISBURSEMENTS           0                    0             193,643
-----------------------------------------------------------------------------------
ENDING CASH - PER BOOKS       $      0              $     0            $170,402
===================================================================================


MOR-8

CASE NAME: ERLY Industries, Inc.                     CASE NUMBER:  98-21515-C-11

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

                                       -------------------------------------------------------------------------------
              INSIDERS: NAME/POSITION/              OCTOBER,           NOVEMBER,          DECEMBER,         JANUARY,
                   COMP TYPE                         1998                1998               1998             1999
                                       -------------------------------------------------------------------------------
         1    EUGENE CAFIERO/DIRECTOR/FEES            3,000               6,000                  0            3,000
         2    NANETTE KELLEY/PRES/SALARY             10,000              10,000             10,000           10,000
         3    WENDY REEVES/ASSTSEC/CONTRACT                               7,200              2,873            2,962
         4    BERYL ANTHONY /DIRECTOR/FEES                                6,000                  0            3,000
         5    BILL BLAKE/DIRECTOR/FEES                                    6,000                  0            3,000
         6    PETE SEALE, JR./DIRECTOR/FEES                               6,000                  0            3,000
         7
         8
                                       -------------------------------------------------------------------------------
      TOTAL INSIDERS  (MOR-1)                       $13,000             $41,200            $12,873          $24,962
                                       ===============================================================================

                                       -------------------------------------------------------------------------------
          PROFESSIONALS NAME/ORDER                  OCTOBER,           NOVEMBER,          DECEMBER,         JANUARY,
                    DATE                             1998                1998               1998             1999
                                       -------------------------------------------------------------------------------
         1    THOMAS WHITLOCK                         6,201                   0                  0           6,014
         2    MATTHEW ROSENSTEIN                          0               2,562                  0          30,346
         3    HUGHES & LUCE, LLP                          0                   0                  0               0
         4
         5
         6
         7
         8
                                       -------------------------------------------------------------------------------
      TOTAL PROFESSIONALS (MOR-1)                    $6,201              $2,562                 $0         $36,360
                                       ===============================================================================


                                       ----------------------------------------------------------------
              INSIDERS: NAME/POSITION/              FEBRUARY,
                   COMP TYPE                         1999            MARCH, 1999        APRIL, 1999
                                       ----------------------------------------------------------------
         1    EUGENE CAFIERO/DIRECTOR/FEES           3,000              3,000              3,000
         2    NANETTE KELLEY/PRES/SALARY            10,000             10,000             10,000
         3    WENDY REEVES/ASSTSEC/CONTRACT          2,961              2,962              4,442
         4    BERYL ANTHONY /DIRECTOR/FEES           3,000              3,000              3,000
         5    BILL BLAKE/DIRECTOR/FEES               3,000              3,000              3,000
         6    PETE SEALE, JR./DIRECTOR/FEES          3,000              3,000              3,000
         7
         8
                                       ----------------------------------------------------------------
      TOTAL INSIDERS  (MOR-1)                      $24,961            $24,962            $26,442
                                       ================================================================

                                       ----------------------------------------------------------------
          PROFESSIONALS NAME/ORDER                  FEBRUARY,
                    DATE                             1999          MARCH, 1999          APRIL, 1999
                                       ----------------------------------------------------------------
         1    THOMAS WHITLOCK                              0           2,208                 0
         2    MATTHEW ROSENSTEIN                           0          50,158                 0
         3    HUGHES & LUCE, LLP                           0          60,943                 0
         4
         5
         6
         7
         8
                                       ----------------------------------------------------------------
      TOTAL PROFESSIONALS (MOR-1)                         $0        $113,309                $0
                                       ================================================================


MOR-9

CASE NAME: ERLY Industries, Inc.                     CASE NUMBER:  98-21515-C-11

                          FOOTNOTES TO MOR SCHEDULES
                                  APRIL, 1999

        MOR REF:

        MOR-1
        MOR-2
        MOR-3
        MOR-4
        MOR-5
                        1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY       $ 41,322
                        2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP              $194,141
                                                                                                   --------
                    TOTAL ACCOUNTS RECEIVABLE                                                      $235,463
                                                                                                   ========
        MOR-6
        MOR-7
                        1 REIMBURSEMENT OF COBRA PREMIUMS (7)                                      $  2,228
                        2 REIMBURSEMENT OF FIDUCIARY PREMIUM                                       $  2,625
                                                                                                   --------
                    TOTAL OF LINE 6                                                                $  4,853
                                                                                                   ========

                        1 DIRECTORS' FEES                                                          $ 12,000
                        2 RETURN CHECK DEPOSITED ITEM - CHEMONICS MANAGEMENT FEE - 3/99            $ 40,000
                                                                                                   --------
                    TOTAL OF LINE 18                                                               $ 52,000
                                                                                                   ========
        MOR-8
        MOR-9